UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

☒
Soliciting Material under §240.14a-12

Servotronics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED MAY 11, 2022
1110 Maple Street, P.O. Box 300
Elma, New York 14059-0300
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Servotronics, Inc.:
You are hereby notified that the 2022 Annual Meeting of Shareholders of Servotronics, Inc. (the “Company”) will be held virtually on [•], 2022 at [•] [a/p].m., Eastern Daylight Time. At the Annual Meeting, we will consider and vote on the matters listed below.
1.
Election of six directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified;

2.
Advisory approval of the compensation of our Named Executive Officers for 2021;

3.
Approval of the Servotronics, Inc. 2022 Equity Incentive Plan; and

4.
Ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Shareholders may also transact such other business as may properly come before the 2022 Annual Meeting or any adjournment, postponement of continuation thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Shareholders.
Only shareholders of record of the Company’s common stock as of the close of business on [•], 2022 are entitled to notice of and to vote at the Annual Meeting. Such shareholders are urged to submit a BLUE proxy card, even if their shares were sold after such date.
Due to the COVID-19 pandemic, the meeting will be held in a virtual format to provide a safe experience for our shareholders and employees. The Annual Meeting will be held online via a live webcast at [•]. You may only participate in the virtual meeting by registering in advance at [•] prior to the deadline of [•] [a/p].m. Eastern Daylight Time on [•], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the Annual Meeting and will permit them to submit questions during the Annual Meeting.
Star Equity Fund, LP (together with its affiliates, “Star Equity”), has provided notice to the Company of its intent to nominate [•] candidates for election to the Company’s Board of Directors (the “Board”) at the Annual Meeting. The Company is not responsible for the accuracy of any information contained in any solicitation materials filed or disseminated by, or on behalf of, Star Equity or any other statements that they may otherwise make.
THE BOARD DOES NOT ENDORSE ANY OF STAR EQUITY’S NOMINEES AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED USING THE ENCLOSED BLUE PROXY CARD. The Board also urges you to disregard any materials, and not to sign, return or vote on any proxy card, that may be sent to you by or on behalf of Star Equity. If you have already voted using a white proxy card sent to you by Star Equity, you can revoke it by following the instructions on the enclosed BLUE proxy card to vote by Internet or telephone, by dating, signing, and returning the enclosed BLUE proxy card or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED AND “FOR” PROPOSALS 2, 3, AND 4 USING THE ENCLOSED BLUE PROXY CARD.
By Order of the Board of Directors
Bernadine E. Kucinski
Corporate Secretary
DATED: [•], 2022
Your vote is important to us. PLEASE VOTE PROMPTLY ONLINE, BY PHONE, OR BY MAIL, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. Voting your shares prior to the meeting will not affect your right to attend or vote at the meeting. See the information under “Questions and Answers about the Proxy Materials and our Annual Meeting” regarding how to vote.
If you have any questions about how to vote your shares, please call the firm assisting us with the solicitation of proxies, Morrow Sodali LLC, at the contact listed below.
509 Madison Avenue Suite 1206
New York, NY 10022
Shareholders Call Toll Free: [•]
Banks, Brokers, Trustees and Other Nominees Call Collect: [•]
Email: [•]@investor.morrowsodali.com
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on [•], 2022: The Company’s proxy statement and annual report to shareholders for the fiscal year ended December 31, 2021, are currently available for viewing online at [•].

i

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION — DATED MAY 11, 2022
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING
Why am I receiving these materials?
The Board is providing this proxy statement and the enclosed BLUE proxy card in connection with its solicitation of proxies to be voted at the Annual Meeting. For more information on the participants in the Board’s solicitation, please Appendix A to this proxy statement.
Who is Star Equity? How are they involved in the Annual Meeting?
Star Equity Fund, LP (together with its affiliates, “Star Equity”) is an activist fund based in Connecticut. On February 28, 2022, Star Equity, provided notice to the Company of its intent to nominate up to nine candidates for election to the Company’s Board at the Annual Meeting.
You may receive proxy solicitation materials from the Star Equity. The Company is not responsible for the accuracy of any information contained in any solicitation materials filed or disseminated by, or on behalf of, the Investor Group or any of its affiliates or any other statements that they may otherwise make.
The Board does not endorse any of Star Equity’s nominees and unanimously recommends that you vote “FOR” each of the Board’s nominees to be elected using the enclosed BLUE proxy card. The Board also urges you to disregard any materials, and not to sign, return or vote on any proxy card, that may be sent to you by or on behalf of Star Equity. Voting to “withhold” with respect to any of Star Equity’s nominees on a proxy card sent to you by Star Equity is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Star Equity’s nominees on Star Equity’s proxy card will revoke any BLUE proxy card you may have previously submitted. To support the Board’s nominees, you should vote on the enclosed BLUE proxy card “FOR” each of the Board’s nominees to be elected.
If you have already voted using a proxy card sent to you by Star Equity, you can revoke it following the instructions on the enclosed BLUE proxy card to vote by Internet or telephone, by dating, signing, and returning the enclosed BLUE proxy card or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
If Star Equity nominates a majority slate and is successful in electing at least 4 of its nominees at the Annual Meeting, then a change in control may be deemed to have occurred under certain of the Company’s material contracts and other legal instruments. We cannot assure you whether Star Equity will withdraw one or more of its nominees or whether Star Equity will file proxy materials to solicit in favor of its nominees.
Who is entitled to vote?
You may vote at the Annual Meeting if you were a shareholder of record of Servotronics common stock at the close of business on [•], 2022, the record date for the Annual Meeting set by the Board. Each shareholder is entitled to one vote per share of Servotronics common stock on each matter presented for a shareholder vote at the Annual Meeting. Shareholders do not have cumulative voting rights. As of the close of business on the record date, there were [•] shares of Servotronics common stock outstanding.
What am I voting on?
You will be voting on:
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the election of six directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified;

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the advisory approval of the compensation of our Named Executive Officers for 2021;

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the approval of the Servotronics, Inc. 2022 Equity Incentive Plan;

•
the ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year; and

•
any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?
The Board recommends voting on the BLUE proxy card:
•
“FOR” each of the Board’s nominees — Edward C. Cosgrove, William F. Farrell, Jr., Lucion P. Gygax, Karen L. Howard, Christopher M. Marks and Evan H. Wax — to be elected;

•
“FOR” the advisory approval of the compensation of our Named Executive Officers for 2021;

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“FOR” the approval of the Servotronics, Inc. 2022 Equity Incentive Plan; and

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“FOR” the ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year.

Will there be any other items of business on the agenda?
We do not expect any other items of business because the deadline for shareholder proposals and nominations has passed. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to [•] and [•] with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.
How many votes are needed for approval of each proposal?
Proposal No. 1:   A plurality of the votes cast at the Annual Meeting is required to elect directors. This means that the six director nominees who receive the most votes will be elected to the Board. Any shares not voted “FOR” a particular nominee, whether as a result of a withhold vote or a broker non-vote, will not be counted in such nominee’s favor and will not affect the outcome of the election.
Proposal No. 2:   Advisory approval of the compensation of our Named Executive Officers for 2021 requires the approval of a majority of the votes cast by shareholders entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal. The vote on this proposal is not binding on the Company, the Board or the Compensation Committee. However, the Board and Compensation Committee value the opinions of our shareholders and will take the results of the vote into consideration when making future decisions regarding executive compensation.
Proposal No. 3:   Approval of the Servotronics, Inc. 2022 Equity Incentive Plan requires the approval of a majority of the votes cast by shareholders entitled to vote thereon. Abstentions and broker non-votes will not be counted as votes cast and will not affect the outcome of the vote on this proposal.
Proposal No. 4:   Ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year requires the approval of a majority of the votes cast by shareholders entitled to vote thereon. Abstentions will not be counted as votes cast and will not affect the outcome of the vote on this proposal.
How do I vote if I am a shareholder of record?
If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a bank, broker or other nominee), you may vote online or by phone, 24 hours a day, seven days a week (until the applicable deadline set forth below, except for votes at the Annual Meeting). You may also vote by mail if you requested and received printed copies of the proxy materials. Please refer to the enclosed BLUE proxy card for your voting instructions.

Voting at the Virtual Annual Meeting.   The Annual Meeting will be held online via a live webcast at [•]. You may only participate in the virtual meeting by registering in advance at [•] prior to the deadline of [•] [a/p].m. Eastern Daylight Time on [•], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting.
YOUR VOTE IS IMPORTANT TO US. Please vote promptly online, by phone, or by mailing the enclosed BLUE proxy card, regardless whether you plan to attend the meeting. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the meeting.
How do I vote if I am a beneficial shareholder with my shares held in street name?
If you hold your shares in “street name” (i.e., your shares are registered in the name of a bank, broker or other nominee, which we will collectively reference as your “broker”), the availability of telephone and Internet voting will depend on the voting process of your broker. Please refer to the enclosed BLUE voting instruction form for information on voting your shares electronically or by mail.
Please note that you may NOT vote shares held in street name at the Annual Meeting unless you request and receive a “legal proxy” from your broker, which must be presented as a PDF or image (.gif, .jpg or .png) file format with your online ballot during the Annual Meeting.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. [•] and [•] have been designated as the Company’s proxy holders by our Board for the Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the shareholder.
Can I change my vote or revoke my proxy?
Yes. If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker), you may revoke your proxy at any time before it is voted at the Annual Meeting by taking any of the following four actions:
•
by delivering written notice of revocation to our Corporate Secretary, 1110 Maple Street, P.O. Box 300, Elma, New York 14059;

•
by delivering a properly executed proxy card bearing a later date than the proxy that you wish to revoke;

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by casting a subsequent vote via phone or online, as described in this proxy statement; or

•
by attending the Annual Meeting and voting during the Annual Meeting.

Merely attending the Annual Meeting will not, by itself, revoke your proxy; you must cast a vote at the Annual Meeting following the instructions you receive upon registration. Your last valid proxy or vote that we receive before or during the Annual Meeting is the proxy or vote that will be counted.
If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote.
If you have already signed any proxy card provided by or on behalf of Star Equity, you have the right to change your vote by using the enclosed BLUE proxy card to vote TODAY by telephone or by Internet using the instructions on the BLUE proxy card or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided. Please note that voting to “withhold” with respect to any of Star Equity’s nominees on a proxy card sent to you by Star Equity is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Star Equity’s nominees on Star Equity’s proxy card will revoke any BLUE proxy you may have previously submitted. To support the Board’s nominees, you need to vote “FOR” each of the Board’s nominees to be elected on the enclosed BLUE proxy card.

What should I do if I receive more than one BLUE proxy card or set of proxy materials from the Company?
Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own, you must use each BLUE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the BLUE proxy card in the postage-paid envelope provided.
The Company will likely conduct multiple mailings prior to the Annual Meeting to ensure shareholders have the Company’s latest proxy information and materials to vote. The Company will send you a new BLUE proxy card with each mailing, regardless of whether you have previously voted. We encourage you to vote every BLUE proxy card you receive. The latest dated proxy you submit will be counted, and, if you wish to vote as recommended by the Board, then you should only submit a BLUE proxy card.
What should I do if I receive a proxy card or other proxy materials from Star Equity?
On February 28, 2022, Star Equity provided notice to the Company of its intent to nominate up to nine candidates for election to the Company’s Board at the Annual Meeting. The Board does not endorse any of Star Equity’s nominees and urges you to disregard any materials and NOT to sign, return or vote any proxy card sent to you by or on behalf of Star Equity.
Voting to “withhold” with respect to any of Star Equity’s nominees on a proxy card sent to you by Star Equity is not the same as voting for the Board’s nominees, because a vote to “withhold” with respect to any of Star Equity’s nominees on Star Equity’s proxy card will revoke any BLUE proxy card you may have previously submitted. To support the Board’s nominees, you should vote on the enclosed BLUE proxy card “FOR” each of the Board’s nominees to be elected.
If you have already voted using a proxy card sent to you by Star Equity, you can revoke it following the instructions on the enclosed BLUE proxy card to vote by Internet or telephone or by signing, dating and returning the enclosed BLUE proxy card in the postage-paid envelope provided or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.
If you have any questions or need assistance voting, please contact Morrow Sodali LLC (“Morrow Sodali”), our proxy solicitor assisting us with the Annual Meeting, at [•] (for shareholders), [•] (for banks, brokers, trustees and other nominees), or [•]@investor.morrowsodali.com.
How will my shares be voted if I return the BLUE proxy card?
The shares represented by any BLUE proxy card that is properly executed, received by the Company prior to the Annual Meeting, and not revoked prior to or during the Annual Meeting will be voted in accordance with the specifications made on that BLUE proxy card. If you specify how your shares should be voted on such BLUE proxy card, your shares will be voted as specified.
If you return a properly executed BLUE proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted:
•
“FOR” each of the Board’s nominees — Edward C. Cosgrove, William F. Farrell, Jr., Lucion P. Gygax, Karen L. Howard, Christopher M. Marks and Evan H. Wax — to be elected;

•
“FOR” the advisory approval of the compensation of our Named Executive Officers for 2021;

•
“FOR” the approval of the Servotronics, Inc. 2022 Equity Incentive Plan; and

•
“FOR” the ratification of the appointment of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter properly comes before the Annual Meeting, all shares represented by BLUE proxy cards that are properly executed, received by the Company, and not revoked will be voted in the discretion of the persons named as proxies on such BLUE proxy cards.

Will my shares be voted if I do nothing?
If you are a shareholder of record (i.e., you own your shares directly on the books of our transfer agent and not through a broker) and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
If you are a street name holder (i.e., your shares are registered in the name of a broker), the New York Stock Exchange rules applicable to brokers determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you.
If you are a street name holder and a broker provides you with competing proxy materials from Star Equity (in addition to the Company’s proxy materials), the broker may not vote your shares with respect to any of the proposals to be voted on at the Annual Meeting unless you provide the broker with voting instructions. In these cases, those shares will not be considered votes cast on the proposals to be considered at the Annual Meeting.
If you are a street name holder and a broker has not provided you with competing proxy materials from Star Equity (in addition to the Company’s proxy materials), the broker may vote your shares in its discretion on “routine” matters when it does not receive voting instructions from you. With respect to “non-routine” matters, the broker is not permitted to vote your shares without timely received voting instructions. At the Annual Meeting, the only “routine” matter proposed to be presented is the ratification of the selection of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm for the 2022 fiscal year (Proposal No. 4). Accordingly, the broker will be able to exercise discretionary authority on Proposal No. 4 if it does not receive voting instructions from you, and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine” matters. Such broker non-votes will not be considered votes cast on such proposals.
YOUR VOTE IS IMPORTANT TO US. Please vote promptly online, by phone, or by mailing the enclosed BLUE proxy card, regardless of whether you plan to attend the meeting. Voting your shares prior to the Annual Meeting will not affect your right to attend or vote at the meeting.
You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If you are a street name holder (i.e., your shares are registered in the name of a broker), and later want to change your vote, your broker can provide you with instructions on how to change your vote. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the enclosed BLUE voting instruction form, to vote your shares in line with the Board’s recommendations.
What is a quorum?
A quorum is the minimum number of shares required to be present in person or by proxy at the Annual Meeting to properly hold a meeting of shareholders and conduct business under our by-laws and Delaware law. Without a quorum, no business may be transacted at the Annual Meeting. The presence virtually or by properly executed proxy of the holders of a majority of the votes which may be cast at the Annual Meeting will constitute a quorum. We will count towards a quorum any abstentions, withhold votes, or broker non-votes.
How will the Annual Meeting be conducted?
In light of the public health and safety considerations posed by COVID-19 and for the safety of our shareholders, associates, and other members of the community, our Annual Meeting will be held in a virtual format only. The Annual Meeting will be held online via a live webcast at [•].
Only the Company’s shareholders as of the close of business on the record date for the Annual Meeting, their duly-appointed proxies and guests invited by the Company may attend the Annual Meeting. You will not be able to attend the Annual Meeting in person at a physical location. In order to attend the virtual Annual Meeting, you must pre-register at [•] prior to the deadline of [•] [a/p].m. Eastern Daylight Time on [•], 2022. Please have your voting instruction form, proxy card or other communication containing your control number available and follow the instructions to complete your registration request. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting. If you encounter any technical difficulties accessing the virtual Annual Meeting, please call the technical support number that will be posted on the virtual meeting log-in page.
If I can’t attend the Annual Meeting, can I vote later?
You do not need to attend the virtual Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not shareholders plan to attend the Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in this proxy statement. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.
Who will pay for the solicitation of proxies?
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the BLUE proxy card, the Notice of Annual Meeting and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali LLC (“Morrow Sodali”) to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali $[•], plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately [•] of its employees will assist in the solicitation.
Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[•], of which $[•] has been incurred as of the date of this Proxy Statement.
Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.
What happens if the Annual Meeting is adjourned?
The shareholders present at the meeting, virtually or by proxy, may, by a majority vote, adjourn the meeting despite the absence of a quorum. If a quorum is not present at the meeting, the Chair of the meeting may adjourn the meeting to permit further solicitation of proxies in order to achieve a quorum. Unless a new record date is fixed, your proxy will still be valid at an adjourned Annual Meeting and you will still be able to change or revoke your proxy until it is used to vote your shares.
Where can I find the voting results of the Annual Meeting?
We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC as soon as practicable after the Annual Meeting.

Who can help answer any other questions I may have?
If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact our proxy solicitor:
MORROW SODALI LLC
Shareholders Call Toll Free: [•]
Banks, Brokers, Trustees and Other Nominees Call Collect: [•]
Email: [•]@investor.morrowsodali.com

BACKGROUND OF THE SOLICITATION
Over the past year, the Board has overseen significant governance improvements at Servotronics. The Company has also made important investments in the business while the management has steered the Company through the pandemic, maintaining stability and navigating the challenges that impacted each of the Company’s business segments in different ways.
On November 23, 2021, a special committee of the Board recommended that the Board undertake a refreshment process to increase the size of the Board and asked the Nominating and Corporate Governance Committee to identify the skills, experience, and diversity that would enhance the Board’s effective oversight of the Company.
On December 21, 2021, the Board accepted the resignation of Kenneth D. Trbovich as Chief Executive Officer of the Company following an internal investigation. The Board also removed Mr. Trbovich as Chairman of the Board and determined that the Company did not intend to renominate him for election at the 2022 Annual Meeting.
On December 27, 2022, the Board issued a press release announcing the leadership change at the Company indicating that the responsibilities of the Chief Executive Officer and President will continue to be carried out by other Company personnel, led by Chief Operating Officer James C. Takacs. The Board also announced its intention to conduct an active search for a new Chief Executive Officer. In addition, the Board disclosed that the Company did not intend to renominate Mr. Trbovich for election at the 2022 Annual Meeting.
On February 28, 2022, Star Equity delivered a notice of its intention to nominate a control slate of up to nine candidates for election as directors at the 2022 Annual Meeting. The nomination notice disclosed that Star Equity owned 28,555 shares of Common Stock, constituting approximately 1.18% of the outstanding shares.
On March 1, 2022, the Company, through its counsel, sent an email to Jeffrey E. Eberwein, Portfolio Manager of Star Equity to attempt to schedule a meeting between the Company and Star Equity.
From March 3, 2022 to March 8, 2022, the Company and Star Equity worked to finalize a mutually convenient date and time for the initial meeting.
On March 15, 2022, James Takacs, the Company’s Chief Operating Officer, Lisa Bencel, the Company’s Chief Financial Officer, and Board members Edward Cosgrove and Christopher Marks met telephonically with representatives of Star Equity, including Mr. Eberwein, to discuss Star Equity’s nomination notice.
Later on March 15, 2022, Mr. Eberwein sent an email to Mr. Takacs and Ms. Bencel outlining key items that Star Equity proposes for a settlement, including the addition of four candidates from the Star Equity slate immediately to the Board and that three incumbent Board members agree not to run for reelection at the 2022 Annual Meeting (in addition to Mr. Trbovich who the Company previously disclosed would not be renominated). This would result in a Board composed of four Star Equity nominees and one incumbent nominee.
On March 24, 2022, the Nominating and Corporate Governance Committee commenced interviews of independent director candidates.
The Company acknowledged receipt of Star Equity’s settlement proposal and on March 25, 2022, the Company, through its legal counsel, indicated that the Company intends to re-engage once the Company files its Annual Report on Form 10-K for the year ended December 31, 2021.
On March 31, 2022, the Company filed its Annual Report on Form 10-K and issued a press release announcing year-end earnings.
Later on March 31, 2022, the Company’s legal counsel sent an email to Star Equity’s counsel offering the opportunity to interview up to four of Star Equity’s director candidates as part of the Board’s refreshment process, which was already underway with the consideration of other candidates.
On April 4, 2022, Star Equity’s counsel requested clarification on the Board’s refreshment process.

On April 5, 2022, the Company’s counsel provided additional information regarding the scope and timing of the refreshment process, indicating that the Nominating and Corporate Governance Committee was available to interview up to four Star Equity candidates with the interviews to occur as soon as possible and preferably no later than April 8, 2022.
On April 8, 2022, Star Equity issued a press release titled “Star Equity Fund Urges Servotronics to Schedule 2022 Annual Meeting.” The press release disclosed that as of April 8, 2022, Star Equity owned 44,688 shares of Common Stock, constituting approximately 1.79% of the outstanding shares.
On April 11, 2022, Star Equity, through its counsel, offered to make two of Star Equity’s candidates available for interview.
On April 12, 2022, notwithstanding the previously communicated interview timeline for its refreshment process, the Nominating and Corporate Governance Committee agreed to extend its interview calendar and offered to meet with Star Equity’s two candidates on April 14, 2022.
On April 14, 2022, the Nominating and Corporate Governance Committee interviewed Hanna Bible and Mark Pomeroy, the two candidates made available by Star Equity.
On April 19, 2022, the Nominating and Corporate Governance Committee completed its interviews of independent director candidates.
On April 21, 2022, the Company issued a press release announcing the appointment of William F. Farrell, Jr. as Chief Executive Officer of the Company effective April 25, 2022.
On April 22, 2022, culminating the Board refreshment process, the Board, upon the recommendation of the Nominating and Corporate Governance Committee, appointed three new directors, Chief Executive Officer William F. Farrell, Jr. and independent Directors, Karen L. Howard and Evan H. Wax, effective April 25, 2022. As part of the refreshment process Jason T. Bear, Chair of the Nominating and Corporate Governance Committee, advised the Board that he would be resigning from the Board April 25, 2022. As a result of these changes the size of the Board was increased to seven Directors, which will be reduced to six directors after the Annual Meeting. The Board has also approved an amendment to the company’s shareholder rights plan to accelerate its expiration date to April 26, 2022, effectively terminating the “poison pill” that had previously been set to expire on October 15, 2022.
On April 27, 2022, the Company contacted Star Equity to notify them of the Board and governance changes and filed a press release later in the day.
On April 29, 2022, the Company filed this preliminary proxy statement.

CORPORATE GOVERNANCE AND BOARD MATTERS
Board Refreshment
Our Board has an ongoing commitment to Board refreshment and to having highly qualified, independent voices in the boardroom. The Board believes the fresh perspectives brought by new directors are important to a forward-thinking and strategic Board when appropriately balanced with the deeper understanding of our business provided by longer-serving directors. To that end, the Nominating and Corporate Governance Committee compiled a list of director candidates, including candidates that were independently submitted to them by third parties, and screened candidates based on the Board’s criteria. The Committee conducted interviews with the candidates and made recommendations to the Board. As a result of that process, the Board appointed Ms. Howard and Messrs. Farrell and Wax to the Board, effective April 25, 2022. Both the Nominating and Corporate Governance Committee and the Board believe that each will enhance the overall effectiveness and composition of the Board. Jason T. Bear, a director since 2017 and Chair of the Nominating and Corporate Governance Committee, resigned in conjunction with the addition of these three new directors. As a result of these changes the size of the Board was increased to seven directors, which will be reduced to six directors after the Annual Meeting.
Director Qualifications and Biographical Information
The biography of each director nominee below contains information regarding that person’s principal occupation, positions held with the Company, service as a director, business experience, other director positions currently held or held at any time during the past five years, involvement in certain legal or administrative proceeding, if applicable, and the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee to conclude that the person should serve as a member of our Board of Directors.
Edward C. Cosgrove, Esq., age 87 — Mr. Cosgrove has served as Director since 2012. He is an attorney with The Cosgrove Firm, a Buffalo-based law firm where his practice includes civil litigation, management of legal crises, representation of families, schools, advice to corporations, businesses and professionals. He earned a Bachelor of Arts Degree from the University of Notre Dame and a Doctor of Laws Degree from Georgetown University Law School. He previously served as a Special Agent with the Federal Bureau of Investigation and as District Attorney of Erie County, NY. Mr. Cosgrove enjoys the highest possible Peer Review Rating a lawyer can receive from Martindale-Hubbell for the years 1980 through 2022 and is considered annually as one of the top lawyers in Western New York. His broad-based legal experience is important to the Board of Directors.
William F. Farrell, Jr., age 55 — Mr. Farrell was appointed to the Board of Directors in April 2022 when he also was appointed Chief Executive Officer of the Company. He joined the Company following a more than 30-year career with Western New York-based Moog Inc. (NYSE: MOG.A and MOG.B), where he served in various roles of increasing responsibility including, most recently, Site General Manager for Moog’s Aircraft Group, which supports military and commercial aerospace applications. Prior to that, he served five years as Site General Manager for its Industrial Group, supporting markets including flight simulation, oil and gas exploration, power generation and industrials automation. Earlier in his tenure at Moog, he worked in a variety of other executive and engineering roles for the worldwide designer, manufacturer, and integrator of precision control components and systems, including in its Industrials Group, Space Products Division and Engine Controls Division. Mr. Farrell holds a B.S. degree in mechanical engineering from the University of Notre Dame and an M.B.A in manufacturing operations management from the State University of New York at Buffalo. His leadership experience and industry knowledge provide valuable insight to the Board of Directors in formulating and executing the Company’s strategy.
Lucion P. Gygax, age 51 — Mr. Gygax has served as a Director since 2015 and serves as Chair of the Compensation Committee and a member of the Audit Committee and Nominating and Corporate Governance Committee. He is the principal owner and executive of an event management company, a consultant and author. Mr. Gygax retired this year from the Army as a Lieutenant Colonel after 33 years of service as a logistics officer and brings a diverse skill set to the board with experience in synchronizing multi-functional teams, budget management, human resources and talent management. Mr. Gygax graduated from Beloit College where he received a B.A. in History and Psychology. His experience leading complex logistics organizations across a diverse range of operating environments gives him valuable perspectives and insights. His leadership experience and achievements highly qualify him to serve as a Company Director.
Karen L. Howard, age 59 — Ms. Howard was appointed to the Board of Directors in April 2022 and serves as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. She has more than 30 years of professional experience as an advisor to and finance executive with public companies, as well as a proven record of board leadership. She retired in 2020 after serving for seven years as Executive Vice President of Kei Advisors LLC, an investor relations and business advisory firm serving micro-, small- and mid-cap public company executives and boards across the United States. Previously, she served for 17 years with Columbus McKinnon Corporation (Nasdaq: CMCO), including as Vice President of Strategic Initiatives, Vice President and Chief Financial Officer, and earlier roles as Treasurer and Controller of the publicly traded global manufacturer of material handling products and solutions. Prior to that, she was a certified public accountant with Ernst & Young LLP. Ms. Howard serves as a member of the Board of Directors of Highmark Western and Northeastern New York Inc. (formerly HealthNow New York Inc.), a regional health care company. She also chairs its audit committee. Ms. Howard earned her bachelor’s degree in accounting from Niagara University. Her accounting and business expertise, including an in-depth understanding of the preparation and analysis of financial statements, makes her highly qualified to serve as a Company Director.
Christopher M. Marks, age 57 — Mr. Marks was appointed to the Board of Directors in July 2016 and serves as Chair of the Audit Committee and member of the Compensation Committee and Nominating and Corporate Governance Committee. Mr. Marks is a member of the financial planning firm Jensen, Marks, Langer & Vance, LLC, where he provides financial planning advice and investment management services. Also, he is a member and the Chief Compliance Officer of Sterling Investment Counsel, LLC, a registered investment advisor. He brings over 25 years of financial planning and analysis experience to the Company as well as a background in accounting, corporate law and governance. He holds a Bachelor of Science Degree in Accountancy from Villanova University, a Master of Business Administration from St. Bonaventure University, and a Juris Doctorate with honors from the State University of New York at Buffalo School of Law. He previously practiced commercial and corporate law at Phillips Lytle, LLP in Buffalo, NY and began his career with Price Waterhouse in New York City. His business, accounting and legal experience make him highly qualified to serve as a Company Director.
Evan H. Wax, age 40 — Mr. Wax was appointed to the Board of Directors in April 2022 and serves as member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. He is Managing Member of Wax Asset Management LLC in Madison, CT, an investment advisory firm that employs a long-term value based investment strategy. Prior to founding Wax Asset Management in 2011, Mr. Wax was Managing Director and Head Trader at Hayground Cove Asset Management where he was also a member of the investment committee and risk committee. Prior to that, he worked as a Financial Analyst at Goldman Sachs. Mr. Wax graduated from Yale University where he received a B.A. in Economics. His operational, financial and investment experience, and knowledge of capital markets gives him strong insight into the issues facing the Company’s businesses and markets.
Independent Directors
Under the corporate governance standards of the NYSE American, at least fifty percent of our Directors, and, except in limited circumstances, all of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, must meet the test of “independence” as defined by the NYSE American. The NYSE American standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors has determined that each director nominee, other than Messrs. Cosgrove and Farrell, satisfies the bright-line criteria and that no other director or nominee has a relationship with the Company that would interfere with such person’s ability to exercise independent judgment as a member of our Board.
Board Leadership Structure
The Board of Directors currently separates the roles of Chair of the Board of Directors and CEO. Each year, our Nominating and Corporate Governance Committee assesses these roles and the board leadership structure to ensure the interests of the Company and its shareholders are best served.

Currently, the independent Chair position is held by Christopher M. Marks and our CEO is William F. Farrell, Jr.
A number of factors support the leadership structure chosen by the Board, including, among others:
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The Board believes this governance structure promotes balance between the Board’s independent authority to oversee our business and the CEO and his management team who manage the business on a day-to-day basis.

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The current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chair of the Board.

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The Chair of the Board sets the agenda for, and presides over, board meetings and independent sessions and coordinates the work of the committees of our Board, providing independent oversight and streamlining the CEO’s duties.

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The Chair of the Board serves as a liaison between the Board and senior management but having an independent chairperson also enables non-management Directors to raise issues and concerns for Board consideration without immediately involving management.

Another component of our leadership structure is the active role played by our independent directors in overseeing the Company’s business, both at Board and Committee levels. Four of the six director nominees are considered independent under the corporate governance standards of the NYSE American. All of our Directors are encouraged to suggest the inclusion of items on the agenda for meetings of our Board of Directors or raise subjects that are not on the agenda for that meeting. In addition, our Board of Directors and each committee have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board of Directors also holds regularly scheduled executive sessions of only independent Directors in order to promote discussion among the independent directors and assure independent oversight of management. Moreover, our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, all of which are comprised entirely of independent Directors, also perform oversight functions independent of management.
The Company believes its leadership structure is the most effective leadership structure for the Board of Directors at this time. However, the Board of Directors recognizes that no single leadership model is appropriate for a board at all times. Periodically, our Board of Directors assesses these roles and the board leadership structure to ensure the interests of the Company and its shareholders are best served.
Shareholder Communication with the Board
Shareholders who wish to contact the Board of Directors or any of its members may do so in writing to Servotronics, Inc., 1110 Maple Street, P.O. Box 300, Elma, New York 14059. Correspondence directed to an individual board member will be referred to that member. Correspondence not directed to a particular board member will be referred to the Chairman of the Nominating and Corporate Governance Committee.
Committees and Meeting Data
The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each member of each of these committees is “independent” as that term is defined in the NYSE American listing standards. The Board has adopted a written charter for each of these committees, which is available on our web site at www.servotronics.com.
In 2021, the Audit Committee consisted of Messrs. Gygax and Marks with Mr. Marks chairing the Committee and being designated as the Company’s “Audit Committee financial expert”. Ms. Howard and Mr. Wax were added to the Audit Committee in April 2022 in connection with their appointment to the Board. The Audit Committee meets with the Company’s Independent Auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices, policies and financial accounting and operation controls and safeguards.
In 2021, the Compensation Committee consisted of Messrs. Bear, Gygax and Marks with Mr. Gygax chairing the Committee. Ms. Howard and Mr. Wax were added to the Compensation Committee in April 2022 in connection with their appointment to the Board. The Compensation Committee is responsible for reviewing and recommending appropriate executive compensation policy and determining the compensation of the Company’s Directors and Executive Officers.
In 2021, the Nominating and Corporate Governance Committee consisted of Messrs. Bear, Gygax and Marks with Mr. Bear chairing the Committee. Ms. Howard and Mr. Wax were added to the Nominating and Corporate Governance Committee in April 2022 in connection with their appointment to the Board. The Nominating and Corporate Governance Committee is responsible for (a) developing and implementing policies and procedures that are intended to ensure that the Board will be appropriately constituted and organized to meet its fiduciary obligations to the Company and its shareholders; and (b) identifying individuals qualified to become members of the Board, and to select, or to recommend that the Board select, the director nominees for the next annual meeting of shareholders.
The full Board of Directors approves/ratifies all Director nominees after they are determined by the Nominating and Corporate Governance Committee. See “Director Nominating Process” below. Additionally, Director and Executive Officer compensation determinations are subsequently submitted to the full Board of Directors for approval/ratification.
During the fiscal year ended December 31, 2021, the Board of Directors held 25 meetings. The Audit Committee met 12 times, the Compensation Committee met one time and the Nominating and Corporate Governance Committee met two times. No Director attended less than 100% of the meetings held during the period that each individual served as a Director. Each Director is encouraged to attend the Annual Meeting of Shareholders. In 2021, the Annual Meeting of Shareholders was attended by five Directors then in office.
Board Oversight of Risk Management
The Board of Directors believes that the control and management of risk are primarily responsibilities of senior management of the Company. The entire Board of Directors is responsible for oversight of this senior management function. This oversight is primarily accomplished through the Board’s committees and management’s reporting processes. The Company does not have a formal risk committee; however, the Audit Committee focuses on risk related to accounting, internal controls and financial and tax reporting. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with the Company’s executive compensation policies and practices and the Nominating and Corporate Governance Committee reviews Director independence, related party transactions and the implementation of corporate governance policies.
Nominating Procedures
The determination of the individuals to be nominated for the Board of Directors is made by the Nominating and Corporate Governance Committee. This determination is then subsequently submitted to the full Board of Directors for approval/ratification.
The Board has not adopted specific minimum criteria for director nominees. Nominees are identified by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service, the Board first considers the appropriateness of the size of the Board and then considers factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a new nominee. Consistent with the concept of diversity, the Company recognizes the value of having a Board that encompasses a broad range of skills, expertise, contacts, industry knowledge and diversity of opinion.

The Board will consider director nominees from any reasonable source, including nominees suggested by incumbent Board Members and Management as well as Shareholder recommendations tendered in accordance with the Company’s advance notice provisions. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.
Director Compensation in 2021
The Company’s Non-Employee Director Compensation Policy provides that non-employee directors are paid an annual cash retainer of $60,000, payable in twelve monthly installments, plus reimbursement of actual expenses for attendance at Board or Committee meetings. Non-employee directors also receive an annual award of restricted stock under the Company’s 2012 Long-Term Incentive Plan. The annual award consists of shares of the Company’s common stock with a value of $25,000 as of the date of the grant. These restricted shares will vest quarterly over the 12-month service period.
The following table shows the compensation paid by the Company to each non-employee director for 2021.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Jason T. Bear	$60,000	$25,000	$85,000
Edward C. Cosgrove	$60,000	$25,000	$85,000
Lucion P. Gygax	$60,000	$25,000	$85,000
Christopher M. Marks	$60,000	$25,000	$85,000

(1)
Represents the total grant date fair value of the annual retainer share awards on the date of the award. The annual retainer share awards vest in four equal quarterly installments on the first business day of each of June, September, December and April that occurs during the 12-month period after the date of grant. 3,290 restricted shares were granted to each non-employee director on May 14, 2021 and 1,644 shares were unvested at December 31, 2021.

PROPOSALS TO BE VOTED ON
Proposal 1 — Election of Directors
Our Certificate of Incorporation and Bylaws provide for a Board consisting of not less than three and not more than nine persons, as such number is determined by the Board of Directors, all of whom will be elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until the Director resigns or is otherwise removed.
As a result of a Board refreshment process begun in December 2021, the Board currently consists of seven directors and will consist of six directors following the Annual Meeting. William F. Farrell, Jr., Karen L. Howard and Evan H. Wax joined our Board in April 2022 and are standing for election for the first time at the Annual Meeting. Jason Bear served as a member of the Board and Chair of the Nominating and Corporate Governance Committee. Mr. Bear resigned from the Board after the appointment of the Company’s new Chief Executive Officer and finalization of the Board refreshment process in April 2022. We thank Mr. Bear for his dedicated service to the Company. See “Board of Directors — Board Refreshment” on page [•] for more information regarding our recent Board refreshment process. Our Board of Directors currently has seven members: Edward C. Cosgrove, Esq., William F. Farrell, Jr., Lucion P. Gygax, Karen L. Howard, Christopher M. Marks, Kenneth D. Trbovich and Evan H. Wax. Mr. Trbovich has not been nominated to stand for re-election to the Board and his current term expires immediately prior to the Annual Meeting. All six positions on the Board are to be filled by vote of the shareholders at the Annual Meeting. Unless instructed otherwise, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of the six nominees named above, each of whom was nominated by the Board based on the recommendation of our Nominating and Corporate Governance Committee. All nominees have agreed to serve if elected.
Information regarding the director nominees can be found under “Corporate Governance and Board Matters — Director Qualifications and Biographical Information.”
If any nominee becomes unable to serve or is otherwise unavailable for election, which we do not anticipate, the Board may select a substitute nominee. If a substitute nominee is selected, the shares represented by your properly executed BLUE proxy card will be voted for the election of the substitute nominee, unless you give other instructions. If a substitute is not selected, all properly executed BLUE proxies will be voted for the election of the remaining nominees. BLUE proxies will not be voted for more than six nominees.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE ON THE BLUE PROXY CARD “FOR” EACH OF THE BOARD’S NOMINEES TO BE ELECTED AS DIRECTORS.
Proposal 2 — Advisory Vote on Executive Compensation
Shareholders are being asked to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers, as disclosed in this proxy statement in accordance with SEC rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to express your views on our Named Executive Officers’ compensation.
You may vote for or against the following resolution, or you may abstain. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our Named Executive Officers described in this proxy statement
Our Board of Directors is asking shareholders to vote on the following resolution at the Meeting:
RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Named Executive Officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.
This vote on the Named Executive Officer compensation is advisory, and therefore will not be binding on the Company and will not affect any existing compensation or award programs. However, we value the opinions expressed by our shareholders and the Board of Directors and the Compensation Committee expect to consider the outcome of the vote, along with other relevant factors, when considering future compensation programs.
THE BOARD RECOMMENDS THAT YOU VOTE ON THE BLUE PROXY CARD “FOR” ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.
Proposal 3 — Approval of the Servotronics, Inc. 2022 Equity Incentive Plan
On April 22, 2022, our Board of Directors approved, subject to shareholder approval, the Servotronics, Inc. 2022 Equity Incentive Plan (the “2022 Equity Plan”). We are submitting the 2022 Equity Plan to our shareholders for approval, which is required under the terms of the 2022 Equity Plan for awards granted under it to be valid and effective. We are also seeking shareholder approval in accordance with the requirements of the NYSE American listing standards. The 2022 Equity Plan will replace the Company’s 2012 Long-Term Incentive Plan (the “Predecessor Plan”) which expires on July 2, 2022. No new awards will be granted under the Predecessor Plan after the date of shareholder approval of the 2022 Equity Plan however any awards outstanding under the Predecessor Plan on such date will remain subject to and be paid under the Predecessor Plan.
We believe that appropriate equity incentives are important to attract and retain the highest caliber of employees and directors, to link incentive rewards to the Company’s performance, to encourage employee and director ownership in our Company, and to align the interests of our employees and directors to those of our shareholders. The approval of the 2022 Equity Plan will enable us to continue to provide such incentives.
2022 Equity Plan Highlights
Some of the key features of the 2022 Equity Plan that reflect the Company’s commitment to effective management of incentive compensation are as follows:
Plan Limits.   Total awards under the 2022 Equity Plan in general are limited to a maximum of 200,000 authorized shares.
No Liberal Share Recycling.   The 2022 Equity Plan provides that only shares covering awards that are canceled, forfeited or terminated without issuance of the full number of shares of Common Stock to which the award is related will again be available for issuance under the 2022 Equity Plan. The following shares will not be added back to the aggregate plan limit: (i) shares tendered in payment of the exercise price for an option, (ii) shares we withhold to satisfy tax withholding obligations, and (iii) stock appreciation rights (“SARs”) that are settled in stock.
No Repricing or Cash Buyouts.   Stock option and SAR repricing (including reducing the exercise price of stock options or replacing an award with cash or another award type) is prohibited without shareholder approval under the 2022 Equity Plan.
Minimum Vesting Period.   Generally, all awards will have a minimum vesting period of at least one year, subject to certain limited exceptions as described below and in the 2022 Equity Plan.
Awards Subject to Forfeiture or Clawback.   Awards under the 2022 Equity Plan will be subject to clawback in certain circumstances as well as any other forfeiture and penalty conditions determined by the Compensation Committee in the Company’s clawback policy.
No Automatic “Single Trigger” Vesting.   The 2022 Equity Plan does not contain an automatic single-trigger vesting provision that would accelerate awards solely upon a change-in-control (as defined in the 2022 Equity Plan).
Description of the 2022 Equity Plan
A description of the provisions of the 2022 Equity Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2022 Equity Plan. A copy of the 2022 Equity Plan has been filed with the Securities and Exchange Commission with this proxy statement and is attached hereto as

Appendix B. Any shareholder who wishes to obtain a printed copy of the 2022 Equity Plan may do so by written request to the Secretary at our principal executive offices set forth above.
Administration.   The 2022 Equity Plan will be administered a Committee, which shall consist of two (2) or more members of our Board appointed by our Board or such other committee of our Board to which it has properly delegated power, or if no such committee or subcommittee exists, our Board. To the extent required by applicable law, rule, or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, and (b) an “independent director” under the rules of any national securities exchange or national securities association, as applicable.
The Committee is authorized to, among other things: (a) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the 2022 Equity Plan and any instrument or agreement relating to, or any award granted under, the 2022 Equity Plan (each, an “Award”); (b) promulgate, amend, and rescind any rules and regulations relating to the 2022 Equity Plan; and (c) to make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2022 Equity Plan. Except to the extent prohibited by applicable law regulations, the Committee may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it in accordance with the terms of the 2022 Equity Plan.
Unless otherwise expressly provided in the 2022 Equity Plan, all determinations, interpretations and other decisions under or with respect to the 2022 Equity Plan or any Award or any documents evidencing Awards granted pursuant to the 2022 Equity Plan are within the sole discretion of the Committee, may be made at any time and are final, conclusive, and binding upon all persons or entities, including, without limitation, the Company, any Participant, any holder or beneficiary of any Award, and any of our shareholders. The Committee may make grants of the following Awards to Eligible Persons (defined below) pursuant to terms and conditions set forth in the applicable Award Agreement, including, subjecting such Awards to performance goals listed in the 2022 Equity Plan.
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Stock Option Awards

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Stock Appreciation Right Awards

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Restricted Stock and Restricted Stock Unit Awards

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Performance Share Awards

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Other Stock-Based Awards and Cash-Based Awards

Eligible Shares.   The maximum aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the 2022 Equity Plan shall be equal to (a) 200,000 shares of Common Stock. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted under the Plan shall be equal to 100,000 shares. If any Option, Stock Appreciation Right, or Other Stock-Based Awards granted under the Plan expires, terminates, or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Share Awards, or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Share Awards, or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. Shares of Common Stock subject to an Award shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. No shares have yet been issued nor Awards granted under the 2022 Equity Plan.
Eligible Participants.   Any employee of the Company or any of its affiliates any director or any individuals designated by the Committee who are reasonably expected to become employees or directors after the receipt of Awards (each, an “Eligible Person”) shall be permitted to participate (a “Participant”)

under the 2022 Equity Plan. Only Eligible Persons who are also employees of the Company or its affiliates are eligible to receive incentive stock options under the 2022 Equity Plan. Eligibility for the grant of an incentive stock option and actual participation in the 2022 Equity Plan shall be determined by the Committee in its sole discretion.
Options.   The holder of an option will be entitled to purchase a number of our shares of Common Stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The Committee may grant non-qualified stock options and incentive stock options (“Options”) to Eligible Persons. All Options granted under the 2022 Equity Plan are required to have a per share exercise price that is not less than one hundred percent (100%) of the fair market value of the Company’s Common Stock underlying such stock options on the date such Options are granted (other than in the case of Options that are substitute Awards). The maximum term for Options granted under the 2022 Equity Plan will be ten (10) years from the initial date of grant. The purchase price for the shares as to which an Option is exercised may be paid, to the extent permitted by law, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, including: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the Option exercise price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate fair market value on the date of attestation equal to the Option exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock; (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a fair market value equal to the aggregate Option exercise price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee.
Stock Appreciation Rights.   The Committee may grant Stock Appreciation Rights under the 2022 Equity Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2022 Equity Plan. The Committee may award Stock Appreciation Rights in tandem with Options or independent of any Option. Generally, each Stock Appreciation Right will entitle the participant upon exercise to an amount (in cash, shares, or a combination of cash and shares, as determined by the Committee) equal to the product of (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock, over (B) the exercise price per share, multiplied by (ii) the number of shares of Common Stock covered by the Stock Appreciation Right. The exercise price per share of a Stock Appreciation Right will be determined by the Committee at the time of grant, but in no event may such amount be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Stock Appreciation Right is granted.
Restricted Stock and Restricted Stock Units.   The Committee may grant restricted shares of our Common Stock (“Restricted Stock”) or restricted stock units (“Restricted Stock Units”), representing the right to receive, upon vesting and the expiration of any applicable restricted period, one (1) share of Common Stock for each Restricted Stock Unit or, in the sole discretion of the Committee, the cash value thereof (or any combination thereof). As to Restricted Stock, subject to the other provisions of the 2022 Equity Plan, the holder will generally have the rights and privileges of a shareholder as to such Restricted Stock, including, without limitation, the right to vote such Restricted Stock. Participants have no voting rights as a shareholder with respect to Restricted Stock Units. The holder of Restricted Stock or Restricted Stock Units will not have the right to receive dividends, however dividend equivalents may accumulate during the restricted period and paid to the extent the Restricted Stock or Restricted Stock Units vest.
Performance Share Awards.   The Committee may grant Performance Share Awards to a Participant payable upon the attainment of specific performance goals. Each Performance Share Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the 2022 Equity Plan and that the Committee may from time to time approve.
Other Equity-Based and Cash-Based Awards.   The Committee may grant other equity-based or cash-based Awards under the 2022 Equity Plan, with terms and conditions determined by the Committee that are not inconsistent with the 2022 Equity Plan.

Effect of Certain Corporate Transactions and Events.   In the event of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any Award, Awards granted under the 2022 Equity Plan and any Award Agreements, the exercise price of options and SARs, the performance goals to which Performance Share Award and cash-based awards are subject, the maximum number of shares of Common Stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.
In connection with any Change in Control of the Company (as such term is defined in the 2022 Equity Plan, a “Change in Control”), the Committee may, in its sole discretion, cause any Award either (i) to be canceled in consideration of a payment in cash or other consideration in amount per share equal to the excess, if any, of the price or implied price per share of Common Stock in the Change of Control over the per share exercise, base or purchase price of such Award, which may be paid immediately or over the vesting schedule of the Award; (ii) to be assumed, or new rights substituted therefore, by the surviving corporation or a parent or subsidiary of such surviving corporation following the applicable Change of Control; (iii) accelerate any time periods, or waive any other conditions, relating to the vesting, exercise, payment or distribution of an Award so that any Award to a Participant whose employment has been terminated as a result of a Change of Control may be vested, exercised, paid or distributed in full on or before a date fixed by the Committee; (iv) to be purchased from a Participant whose employment has been terminated as a result of a Change of Control, upon the Participant’s request, for an amount of cash equal to the amount that could have been obtained upon the exercise, payment or distribution of such rights had such Award been currently exercisable or payable; or (v) terminate any then outstanding Award or make any other adjustment to the Awards then outstanding as the Committee deems necessary or appropriate to reflect such transaction or change.
Nontransferability of Awards.   Each Award will not be transferable or assignable by a participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us or any of our subsidiaries. However, the Committee may determine, in its sole discretion, that a non-qualified stock option may be transferred to a family member, or to certain trusts or foundations or other transferees as permitted by the Committee (“Permitted Transferee”). A non-qualified stock option that is transferred to a Permitted Transferee will remain subject to the terms of the 2022 Equity Plan and the applicable Award Agreement.
Minimum Vesting Requirements.   No award will be granted with a lapse of any vesting obligations earlier than at least one year following the date of grant. Notwithstanding the foregoing, the minimum vesting requirement does not apply to (i) any substitute awards (as defined in the plan), (ii) shares delivered in lieu of fully vested cash awards, (iii) awards to directors that vest proportionally over the service period for which a director is elected or appointed to the Board, and (iv) the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change-in-control, in the terms of the award or otherwise.
Clawback and Recoupment.   Awards under the 2022 Equity Plan will be subject to recovery or “clawback” by the Company if and to the extent that the vesting of such awards was determined or calculated based on materially inaccurate financial statements or any other material inaccurate performance metric criteria, and if the Company or any of its subsidiaries terminate a participant’s service relationship due to the grantee’s gross negligence or willful misconduct, which conduct, directly or indirectly, results in the Company preparing an accounting restatement. Awards will also be subject to any clawback policy the Company may have in effect from time to time.
Amendment and Termination.   Our Board may amend the 2022 Equity Plan at any time, subject to shareholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE American or any other market or stock exchange on which the Common Stock is at the time primarily traded. Additionally, shareholder approval will be specifically required to decrease the exercise price of any outstanding Option or SAR granted under the 2022 Equity Plan. Our Board may terminate the 2022 Equity Plan at any time. Unless sooner terminated by our Board, the 2022 Equity Plan will terminate on the ten (10) year anniversary of shareholder approval of the 2022 Equity Plan.

Federal Income Tax Consequences.
This section provides a summary of the federal income tax (and to some extent, estate tax) consequences that would accrue to the Company and the grantee under current tax laws. Such laws and their interpretation by the Internal Revenue Service are subject to change. The general consequences described in this summary may not apply in unusual situations.
Non-Qualified Options.   The grant of an option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified stock option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the grantee will recognize taxable capital gain or loss, measured by the excess of the amount realized on the disposition over the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).
If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of Common Stock will be the fair market value of the shares of Common Stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.
Incentive Stock Options.   The grant of an Option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.
For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.
If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) and to certain reporting requirements.
Restricted Stock.   A grantee who is awarded Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the Common Stock on the date of the Award (less the purchase price, if any), determined without regard to the restrictions (except any restrictions that will never lapse). If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Stock Units.   There are no immediate tax consequences of receiving an award of Restricted Stock Units under the 2022 Equity Plan. A grantee who is awarded Restricted Stock Units will recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Stock Appreciation Rights.   There are no immediate tax consequences of receiving an award of SARs under the 2022 Equity Plan. Upon exercising an SAR, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m), we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Performance Share Awards, Other Stock-Based Awards, and Cash-Based Awards.   The tax treatment with respect to Performance Share Awards, other stock-based awards and cash-based awards will depend on the structure of such awards.
Section 409A.   We intend for awards granted under the plan to comply with Section 409A of the Internal Revenue Code. To the extent a grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans as a result of a provision of an award under the plan, the provision will be deemed amended to the minimum extent necessary to avoid application of the 20% additional tax.
New Benefits Under the 2022 Equity Plan.
The Committee has not granted any awards under the 2022 Equity Plan. If the 2022 Equity Plan is approved by our shareholders, any future grants of awards thereunder that will be made to eligible executive officers, employees, directors, consultants and advisors are subject to the discretion of the Committee and, therefore, are not determinable at this time.
Vote Required
If a quorum is present, the affirmative vote of a majority of the votes cast on the matter will be required to approve the proposed 2022 Equity Plan. Broker non-votes and abstentions will have no effect on the outcome of the vote.
THE BOARD RECOMMENDS THAT YOU VOTE ON THE BLUE PROXY CARD “FOR” APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN.
Proposal 4 — Advisory Vote on the Ratification of Independent Registered Public Accounting Firm
Freed Maxick CPAs, P.C. has served as the independent registered public accounting firm for the Company since 2005. Representatives of Freed Maxick CPAs, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
The “Audit Committee Matters” section of this Proxy Statement contains additional information regarding the independent auditors, including a description of the Audit Committee’s Policy for Pre-Approval of Audit and Permitted Non-Audit Services and a summary of Auditor Fees and Services.
At the Annual Meeting, the shareholders will be asked to ratify the selection of Freed Maxick CPAs, P.C. as the Company’s independent registered public accounting firm. Pursuant to the Rules and Regulations of the Securities and Exchange Commission, the Audit Committee has the direct responsibility to appoint, retain, fix the compensation and oversee the work of the Company’s independent registered public accounting firm. Consequently, the Audit Committee will consider the results of the shareholder vote on ratification, but will exercise its judgment, consistent with its primary responsibility, on the appointment and retention of the Company’s independent auditors.
The affirmative vote of a majority of the votes cast on the proposal, assuming a quorum is present at the Meeting, is required to ratify the appointment of Freed Maxick CPAs, P.C. as the Company’s independent public accounting firm for 2022.
THE BOARD RECOMMENDS THAT YOU VOTE ON THE BLUE PROXY CARD “FOR” RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2022.

EXECUTIVE OFFICERS
The following provides certain information regarding our executive officers. Each individual’s name and position with the Company is indicated. In addition, the principal occupation and business experience for the past five years is provided for each executive officer. There are no family relationships between any of our directors or executive officers.
William F. Farrell, Jr., age 55 — Mr. Farrell was appointed Chief Executive Officer of the Company in April 2022. He joined the Company following a more than 30 year career with Moog Inc., where he served in various roles of increasing responsibility including, most recently, Site General Manager for Moog’s Aircraft Group, which supports military and commercial aerospace applications. Prior to that, he served five years as Site General Manager for its Industrial Group, supporting markets including flight simulation, oil and gas exploration, power generation and industrials automation.
Lisa F. Bencel, age 65 — Ms. Bencel was named Chief Financial Officer of the Company in January 2017. Prior to joining Servotronics, Ms. Bencel served as Global Controller and Treasurer with kgb, a privately held information services company. Previously, she was with global manufacturing and services companies in the aerospace, telecommunications and chemical industries, including GE, Honeywell (formerly AlliedSignal), Ericsson, L3Harris Technologies and Raytheon Technologies.
James C. Takacs, age 56 — Mr. Takacs has served as Senior Vice President of the Company since September 2016 and was named Chief Operating Officer of the Company in May 2018. Prior to that he served as Vice President of the Company, a position he held since May 2010. Mr. Takacs first joined Servotronics in 1987 and he has served in various roles of increasing responsibility including Project Engineer, Quality Assurance Manager, and Director of Operations during his tenure with the Company.

EXECUTIVE COMPENSATION
The Summary Compensation Table quantifies the amount or value of the different forms of compensation earned by or awarded to the Company’s Chief Financial Officer and Chief Operating Officer as well as the former Chief Executive Officer of the Company (the “Named Officers”) in fiscal 2021 and 2020 and provides a dollar amount for total compensation.
The Compensation Process Overview
The Compensation Committee determines the compensation of the Company’s Executive Officers in accordance with the NYSE American listing standards. The most significant aspects of management’s role are evaluating employee performance, recommending business performance targets and objectives, and recommending salary levels and other compensation awards, however final compensation determinations for all Executive Officers are approved by the Compensation Committee and ratified by the Board.
Base Salary
The Compensation Committee seeks to provide the Company’s Executive Officers with a level of assured cash compensation in the form of base salary that is commensurate with their professional status, accomplishments and geographic location. The base salaries are reviewed annually by the Compensation Committee and are adjusted from time to time to recognize competitive market data, the officer’s level of responsibility, outstanding individual performance, promotions and internal equity considerations. For the year ended December 31, 2021, base salary paid to each Named Officer is as set forth in the Summary Compensation Table.
Annual Bonus
The Company also makes cash awards to the Executive Officers and other employees that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by the Compensation Committee at the time they are awarded. In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus”.
Equity Awards
Pursuant to the 2012 Long-Term Incentive Plan, as approved by the Company’s shareholders, the Compensation Committee may grant equity awards, the vesting of which may be based on the passage of time, achievement of performance conditions or vesting conditions otherwise determined by the Compensation Committee. No equity awards were granted in 2021.
Other Benefits
The Company generally provides employees with medical, life and disability insurance benefits. All employees are eligible to participate in the Company’s 401(k) Plan to which employees are able to contribute up to the limit prescribed by the Internal Revenue Service. The Company generally matches 75% of the first 4% of eligible compensation that is contributed to the Plan. All employee deferral contributions and Company matching contributions are fully vested upon contribution. All employees are also participants in the Employee Stock Ownership Plan. [Describe allocation system.]
Consideration of Most Recent Say on Pay Vote
At the annual meeting of shareholders on April 26, 2019, 97.3% of the shares voted were voted in support of the compensation of our Named Executive Officers, as discussed and disclosed in the 2019 proxy statement. Irrespective of the strong support, the Compensation Committee continues to review the Company’s compensation strategy to ensure that it provides appropriate compensation to the Company’s Named Executive Officers and to further align the interests of management and shareholders.
Also at the annual meeting of shareholders on April 26, 2019, 77.5% of the votes cast on the frequency of future advisory say-on-pay votes were voted in favor of a frequency every three years. Accordingly, the

Company is holding its next non-binding advisory vote on the compensation of the Named Executive Officers at the 2022 Annual Meeting.
Summary Compensation Table
The following table presents information relating to total compensation of the Named Executive Officers for the fiscal years ended December 31, 2021 and 2020.
Name and Principal Position	Year	Salary	Bonus	All Other Compensation(1)	Total
Lisa F. Bencel Chief Financial Officer	2021	$245,960	—	$47,684	$293,644
	2020	$245,960	$40,000	$47,128	$333,088
James C. Takacs Chief Operating Officer	2021	$220,740	—	$38,313	$259,053
	2020	$220,740	$25,000	$65,688	$311,428
Kenneth D. Trbovich Former Chief Executive Officer	2021	$632,289	—	$221,211	$853,500
	2020	$639,496	$100,000	$376,022	$1,115,518

(1)
All Other Compensation for 2021 includes (i) $2,831 for Ms. Bencel, $2,824 for Mr. Takacs and $2,831 for Mr. Trbovich in connection with the allocation of shares of Common Stock under the Servotronics Inc. Employee Stock Ownership Plan (“ESOP”) valued as of the closing price on November 30, 2021 (the date of allocation); (ii) $2,526, $1,476 and $630 for Ms. Bencel, Mr. Takacs and Mr. Trbovich, respectively, for life insurance; (iii) $34,596, $11,203 and $30,130 for Ms. Bencel, Mr. Takacs and Mr. Trbovich, respectively, for health, dental and vision insurance premiums and the reimbursement of medical/ health related expenses not covered under the Company’s health insurance plans; (iv) $7,731, $6,666, and $7,200 for Company 401k match and dividends paid on vested shares of restricted stock shares for Ms. Bencel, Mr. Takacs and Mr. Trbovich, respectively; (v) $16,144 and $173,300 for Mr. Takacs and Mr. Trbovich, respectively for vacation pay in lieu of time off pursuant to a policy that is generally applicable to all employees of the Company; and (vi) $7,120 for personal use of a company car for Mr. Trbovich.

CERTAIN TRANSACTIONS AND RELATIONSHIPS
The Company incurred legal fees and disbursements of approximately $100,000 in 2021 for services provided by a law firm that is owned by Edward C. Cosgrove, Director of the Company.
Proposed transactions between the Company and a related person are submitted to the Nominating and Corporate Governance Committee for their determinations. In making its determinations, the Nominating and Corporate Committee consider, among other factors, whether the proposed transaction is in the Company’s best interest and is on terms no less favorable to the Company than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Also, the Nominating and Corporate Governance Committee may, at its discretion, request an independent appraisal if an independent appraisal has not already been provided. A related party is excluded from participating in the determinations of the Nominating and Corporate Governance Committee.

OWNERSHIP OF COMPANY STOCK
Security Ownership of Certain Beneficial Owners
To the best of our knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) beneficially owned, as of [•], 2022, more than five percent of the shares of Common Stock outstanding, except as set forth in the following table.
Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percent of Common Stock(1)
Servotronics, Inc. Employee Stock Ownership Trust 1110 Maple Street Elma, NY 14059	440,649(2)	17.7%
Estate of Dr. Nicholas D. Trbovich 960 Porterville Road East Aurora, NY 14052	393,818(3)	15.8%
Brent D. Baird 25 Melbourne Place Buffalo, NY 14222	239,000(4)	9.6%
Wax Asset Management, LLC 44 Cherry Lane Madison, CT 06443	158,615(5)	6.4%
FMR LLC 245 Summer Street Boston, MA 02210	138,330(6)	5.6%

(1)
The percentages are based upon 2,491,667 shares of Common Stock outstanding as of April 25, 2020.

(2)
The Trustee of the Servotronics, Inc. Employee Stock Ownership Trust (the “ESOT”) directs the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the Trustee may direct the vote of that participant’s shares. As of April 25, 2022, 2021, approximately 384,014 shares are allocated to the accounts of participants and approximately 56,635 shares remain unallocated.

(3)
Kenneth D. Trbovich and Michael Trbovich are co-executors under the Estate of Nicholas D. Trbovich and share voting and investment power with respect to these shares. These amounts do not include the shares beneficially owned by certain of Dr. Trbovich’s other relatives.

(4)
According to an amended Schedule 13D filed by Brent D. Baird with the SEC on April 6, 2022, Mr. Baird has sole voting power and sole dispositive power with respect to 239,000 shares of Common Stock.

(5)
According to a Schedule 13G filed by Wax Asset Management, LLC with the SEC on January 31, 2022, these shares of Common Stock are owned by investment advisory clients of Wax Asset Management, LLC, which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to its discretionary power to make investment decisions over such shares for its clients. Investment advisory contracts also grant the Adviser voting power over the securities held in client accounts.

(6)
According to an amended Schedule 13G filed by FMR LLC with the SEC on February 9, 2022, Fidelity Management & Research Company LLC, a wholly- owned subsidiary of FMR LLC, is the beneficial owner of 138,330 shares of our common stock, as a result of acting as an investment adviser to various investment companies registered under the Investment Company Act of 1940. Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR LLC and FMR LLC, through its control of Fidelity Management & Research Company LLC and the funds, each has sole power to dispose of the 140,130 shares of our common stock owned by such funds. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by such funds, which power resides with the funds’ Boards of Trustees. Fidelity Management & Research Company LLC carries out the voting of the shares under written guidelines established by the funds’ Boards of Trustees.
Security Ownership of Management and Directors
The following table sets forth certain information available to the Company with respect to shares of Common Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of [•], 2022:
Name of Beneficial Owner	Amount of Common Stock Beneficially Owned	Percent of Common Stock(1)
Lisa F. Bencel	8,549(2)	*
Edward C. Cosgrove, Esq.	9,153	*
William F. Farrell, Jr.	6,794	*
Lucion P. Gygax	9,153	*
Karen L. Howard	118	*
Christopher M. Marks	9,153	*
James C. Takacs	37,721(3)	1.5%
Kenneth D. Trbovich	502,598(4)	20.2%
Evan H. Wax	158,733(5)	6.4%
All directors, nominees and executive officers as a group	741,972	29.8%

*
Less than 1.0%.

(1)
The percentages are based upon 2,491,667 shares of Common Stock outstanding as of April 25, 2020.

(2)
Includes 1,262 shares allocated to Ms. Bencel’s account under the ESOT.

(3)
Includes 20,058 shares allocated to Mr. Takacs’ account under the ESOT.

(4)
This amount includes (i) 393,818 shares held by the Estate of Dr. Trbovich for which Mr. Trbovich is the co-executor and shares voting and investment control over those shares; (ii) 17,609 shares held by a charitable foundation for which Mr. Trbovich serves as the Trustee; and (iii) 13,833 shares allocated to Mr. Trbovich’s account under the ESOT.

(5)
Includes 158,615 shares owned by investment advisory clients of Wax Asset Management, LLC, which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to its discretionary power to make investment decisions over such shares for its clients. Mr. Wax is the President of Wax Asset Management, LLC.

Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who own more than ten percent of the Company’s Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. The Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met for 2021.

AUDIT COMMITTEE MATTERS
Audit Committee Report
The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.
The Audit Committee serves as the representative of the Board of Directors for general oversight of the Company’s financial accounting and reporting, systems of internal control, audit process and monitoring compliance with standards of business conduct. The Audit Committee operates under a written charter which is available on the Company’s website at www.servotronics.com. Management of the Company has primary responsibility for preparing financial statements of the Company as well as the Company’s financial reporting process. Freed Maxick CPAs, P.C. (“Freed Maxick”), acting as Independent Auditors, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2021 with the Company’s Management.

2.
The Audit Committee has discussed with the Independent Auditors the matters required to be discussed by Auditing Standard No. 1301 Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB) and other matters required by the Charter of the Audit Committee.

3.
The Audit Committee has received the written disclosures and the letter from the Independent Auditors required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with Freed Maxick the matter of that firm’s independence.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee approved that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.
Each member of the Audit Committee is independent as defined under the listing standards of the NYSE American.
Submitted by:
THE AUDIT COMMITTEE
Christopher M. Marks, Chairman Lucion P. Gygax
Auditor Fees and Services
The following table shows fees for the audit and other services provided by Freed Maxick CPAs, P.C. for 2021 and 2020.
	2021	2020
Audit Fees(1)	$230,745	$218,964
Tax Fees(2)	$59,555	$66,225
Total	$290,300	$285,189

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements. 2021 Audit fees have not yet been finalized.

(2)
Tax service fees principally included fees for tax preparation, tax consulting services and tax compliance services.

Policy for Pre-Approval of Audit and Permitted Non-Audit Services
The Audit Committee pre-approves audit and non-audit services provided by Freed Maxick. The Audit Committee has considered whether provision of the services described above is compatible with maintaining our accountant’s independence and has determined that such services have not adversely affected Freed Maxick’s independence.

OTHER MATTERS
Our management does not know of any other matters to come before the 2022 Annual Meeting. However, if any other matters come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2023 ANNUAL MEETING
Shareholder Proposals for Inclusion in the Proxy Material for the 2023 Annual Meeting
In accordance with the rules established by the SEC, any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act intended for inclusion in the proxy statement for next year’s annual meeting of shareholders must be received by the Company no later than [•], 2022, assuming the meeting is held within 30 days of the calendar date of the 2022 Annual Meeting. The proposal must comply fully with the requirements of Rule 14a-8.
Any Company shareholder who wishes to submit a proposal to be included in the Proxy Material for the Company’s 2023 Annual Meeting of Shareholders must submit such proposal to the Company at its office at 1110 Maple Street, P.O. Box 300, Elma, New York 14059, Attention: Secretary, no later than [•], 2022, in order to be considered for inclusion, if appropriate, in the Company’s proxy statement and form of proxy relating to its 2023 Annual Meeting of Shareholders.
Shareholder Proposals for Consideration at the 2023 Annual Meeting, but not for Inclusion in the Proxy Materials
In accordance with our By-laws, any shareholder proposal to be considered at next year’s annual meeting but not for inclusion in the proxy statement must be delivered to our Corporate Secretary no later than [•], 2022, assuming the meeting is held within 30 days of the calendar date of the 2022 Annual Meeting. The notice must comply fully with the requirements of the By-laws.
Shareholder Nominations of Director Candidates for the 2023 Annual Meeting
Under our By-laws, a shareholder of record may nominate a person for election as a director at next year’s annual meeting if the shareholder has delivered timely notice to our Corporate Secretary setting forth:
•
the name, age, business address and residence address of each proposed nominee;

•
the principal occupation or employment of each nominee;

•
the number of shares of Servotronics capital stock which are owned of record and beneficially by each such nominee;

•
a written questionnaire with respect to the background and qualification of such proposed nominee and a written statement and agreement executed by each such nominee acknowledging that such person: (A) consents to being named in the Company’s proxy statement as a nominee and to serving as a director if elected,(B) intends to serve as a director for the full term for which such person is standing for election, and (C) makes certain other representations as set forth in the By-laws;

•
certain information regarding the proposing shareholder; and

•
any other information concerning each nominee that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of those nominees.

To be timely, a shareholder’s notice must be delivered to our Corporate Secretary not later than [•], 2022. The Nominating and Corporate Governance Committee will consider every nominee proposed by a shareholder that is received in a timely manner in accordance with these procedures and report each such nomination, along with the Nominating and Corporate Governance Committee’s recommendations, to the full Board. Any nomination that does not comply with the procedures set forth in our By-laws will be void.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [•], 2023.
The Nominating and Corporate Governance Committee may also, in its discretion, consider shareholders’ informal recommendations of possible nominees. Shareholders may send such informal recommendations, including the candidate’s name and background information, to the Committee by directing them in care of our Corporate Secretary.
All such notices, proposals, nominations and recommendations should be directed to the attention of our Corporate Secretary at Servotronics, Inc., 1110 Maple Street, P.O. Box 300, Elma, New York 14059.
BY ORDER OF THE BOARD OF DIRECTORS
BERNADINE E. KUCINSKI Secretary
[•], 2022

APPENDIX A
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION
Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about such persons (the “Participants”).
Directors and Director Nominees
The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Servotronics, Inc., 1110 Maple Street, Elma, NY 14059.
Name	Present Principal Occupation
Edward C. Cosgrove	Attorney, The Cosgrove Firm
William F. Farrell, Jr.	Chief Executive Officer of the Company
Lucion P. Gygax	Principal owner and executive of an event management company
Karen L. Howard	Former (Retired) Executive Vice President of Kei Advisors LLC
Christopher M. Marks	Member, Jensen, Marks, Langer & Vance, LLC
Evan H. Wax	Managing Member, Wax Asset Management LLC
Officers
The officers of the Company who are Participants are Lisa F. Bencel and James C. Takacs. The business address for each is c/o Servotronics, Inc., 1110 Maple Street, Elma, NY 14059. Their present principal occupations are stated below. Mr. Farrell is also an executive officer of the Company but is listed above as a Director and Director Nominee.
Name	Present Principal Occupation
Lisa F. Bencel	Chief Financial Officer of the Company
James C. Takacs	Chief Operating Officer of the Company
Information Regarding Ownership of the Company’s Securities by Participants
The number of the Company’s securities beneficially owned by the Participants as of [•], 2022 is set forth in the section titled “Security Ownership of Management and Directors” in this Proxy Statement.
Information Regarding Transactions in the Company’s Securities by Participants
The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
Name	Date	Title of Security	Number of Shares	Transaction
Edward C. Cosgrove	08/12/2020 05/14/2021	Common Stock Common Stock	2,832 3,290	Grant of Director Retainer Award Grant of Director Retainer Award
William F. Farrell, Jr.	04/25/2022	Common Stock	6,794	Grant of Restricted Stock
Lucion P. Gygax	08/12/2020 05/14/2021	Common Stock Common Stock	2,832 3,290	Grant of Director Retainer Award Grant of Director Retainer Award
Karen L. Howard	04/25/2022	Common Stock	118	Grant of Director Retainer Award
Christopher M. Marks	08/12/2020 05/14/2021	Common Stock Common Stock	2,832 3,290	Grant of Director Retainer Award Grant of Director Retainer Award

Name	Date	Title of Security	Number of Shares	Transaction
Evan H. Wax(1)	05/27/2020	Common Stock	250	Open Market Purchase
	05/28/2020	Common Stock	300	Open Market Purchase
	06/01/2020	Common Stock	118	Open Market Purchase
	06/03/2020	Common Stock	300	Open Market Sale
	06/11/2020	Common Stock	200	Open Market Sale
	06/16/2020	Common Stock	400	Open Market Sale
	06/29/2020	Common Stock	1,737	Open Market Sale
	06/30/2020	Common Stock	400	Open Market Sale
	07/09/2020	Common Stock	1,000	Open Market Sale
	07/27/2020	Common Stock	379	Open Market Sale
	08/17/2020	Common Stock	500	Open Market Sale
	08/20/2020	Common Stock	100	Open Market Sale
	09/29/2020	Common Stock	1,893	Open Market Sale
	09/30/2020	Common Stock	2,343	Open Market Sale
	10/01/2020	Common Stock	1,474	Open Market Sale
	10/13/2020	Common Stock	500	Open Market Sale
	11/11/2020	Common Stock	101	Open Market Sale
	11/12/2020	Common Stock	100	Open Market Sale
	11/16/2020	Common Stock	1,350	Open Market Purchase
	11/25/2020	Common Stock	350	Open Market Purchase
	11/30/2020	Common Stock	120	Open Market Purchase
	12/01/2020	Common Stock	200	Open Market Purchase
	12/22/2020	Common Stock	1,586	Open Market Sale
	12/23/2020	Common Stock	7,238	Open Market Sale
	12/24/2020	Common Stock	4,122	Open Market Sale
	12/28/2020	Common Stock	5,716	Open Market Sale
	02/17/2021	Common Stock	1,283	Open Market Sale
	03/03/2021	Common Stock	188	Open Market Purchase
	04/01/2021	Common Stock	500	Open Market Sale
	04/05/2021	Common Stock	87	Open Market Sale
	05/17/2021	Common Stock	1,000	Open Market Purchase
	05/21/2021	Common Stock	4,292	Open Market Purchase
	06/01/2021	Common Stock	500	Open Market Purchase
	06/16/2021	Common Stock	9,492	Open Market Purchase
	09/08/2021	Common Stock	1,941	Open Market Sale
	09/17/2021	Common Stock	158	Open Market Sale
	09/20/2021	Common Stock	1,500	Open Market Sale
	09/21/2021	Common Stock	1,201	Open Market Sale
	09/24/2021	Common Stock	104	Open Market Sale
	09/27/2021	Common Stock	4,006	Open Market Sale
	12/29/2021	Common Stock	500	Open Market Purchase
	01/03/2022	Common Stock	200	Open Market Purchase
	01/13/2022	Common Stock	600	Open Market Sale
	01/14/2022	Common Stock	300	Open Market Sale
	01/21/2022	Common Stock	3,735	Open Market Sale
	01/24/2022	Common Stock	100	Open Market Purchase
	01/27/2022	Common Stock	471	Open Market Purchase
	01/28/2022	Common Stock	50	Open Market Sale
	02/08/2022	Common Stock	397	Open Market Sale
	04/25/2022	Common Stock	118	Grant of Director Retainer Award

Name	Date	Title of Security	Number of Shares	Transaction
Lisa F. Bencel	01/01/2021	Common Stock	1,571	Shares surrendered to the Company in satisfaction of tax withholding obligations upon the vesting of restricted stock
James C. Takacs	01/01/2021	Common Stock	1,473	Shares surrendered to the Company in satisfaction of tax withholding obligations upon the vesting of restricted stock

(1)
The open market purchases and sales reported for Mr. Wax relate to transactions by investment advisory clients of Wax Asset Management, LLC, which is deemed to be a beneficial owner of those shares pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, due to its discretionary power to make investment decisions over such shares for its clients. Investment advisory contracts also grant the Adviser voting power over the securities held in client accounts.

Miscellaneous Information Concerning Participants
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) that is material to such person’s ability or integrity during the past ten years.
Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

APPENDIX B
SERVOTRONICS, INC.
2022 EQUITY INCENTIVE PLAN
1.   Purpose; Eligibility.
1.1   General Purpose.   The name of this plan is the Servotronics, Inc. 2022 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Servotronics, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2   Eligible Award Recipients.   The persons eligible to receive Awards are the Employees and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees and Directors after the receipt of Awards.
1.3   Available Awards.   Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2.   Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any other jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.
“Cause” means:
With respect to any Employee, unless the applicable Award Agreement states otherwise:
(a)   If the Employee is a party to an employment agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or
(b)   If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control” means
(a)   The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;
(b)   The Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c)   The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;
(d)   The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
(e)   The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no

Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the common stock, $0.20 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means Servotronics, Inc. a Delaware corporation, and any successor thereto.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 17.10.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems relaible. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.
“Good Reason” means, unless the applicable Award Agreement states otherwise:
(a)   If an Employee is a party to an employment agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or
(b)   If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time not less than one fiscal quartering duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.
“Performance Share Award” means any Award granted pursuant to Section 9 hereof.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this Servotronics, Inc. 2022 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.
“Restricted Award” means any Award granted pursuant to Section 8.
“Restricted Period” has the meaning set forth in Section 8.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.6.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.

3.   Administration.
3.1   Authority of Committee.   The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)   to construe and interpret the Plan and apply its provisions;
(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)   to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)   from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)   to determine the number of shares of Common Stock, if any, to be made subject to each Award;
(h)   to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)   to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)   to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)   to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2   Committee Decisions Final.   All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3   Delegation.   The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4   Committee Composition.   Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5   Indemnification.   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.   Shares Subject to the Plan.
4.1   Subject to adjustment in accordance with Section 14, no more than 200,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2   Shares of Common Stock available for issuance by the Company under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3   Subject to adjustment in accordance with Section 14, no more than 100,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4   The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $150,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.5   Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Award, (b) shares delivered by a Participant or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award. Furthermore, notwithstanding that an Award is settled by the delivery of a net number of shares, the full number of shares underlying such Award shall not be available for subsequent Awards under the Plan. Shares subject to Awards that are settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.
4.6   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
5.   Eligibility.
5.1   Eligibility for Specific Awards.   Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and Directors and those individuals whom the Committee determines are reasonably expected to become Employees and Directors following the Grant Date.
5.2   Ten Percent Shareholders.   A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.   Option Provisions.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1   Term.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2   Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3   Exercise Price of a Non-qualified Stock Option.    The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4   Consideration.   The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) through a “cashless” exercise program established with a broker; (iii) by a reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5   Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6   Transferability of a Non-qualified Stock Option.    A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7   Vesting of Options.   Subject to Section 13.6, each Option shall vest, and therefore become exercisable, in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.
6.8   Termination of Continuous Service.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9   Extension of Termination Date.   An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10   Disability of Optionholder.   Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11   Death of Optionholder.   Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.   Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
7.1   Grant Requirements for Related Rights.   Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2   Term.   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3   Vesting.   Subject to Section 13.6, each Stock Appreciation Right shall vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.
7.4   Exercise and Payment.   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.5   Exercise Price.   The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6   Reduction in the Underlying Option Shares.   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
8.   Restricted Awards.   A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
8.1   Restricted Stock and Restricted Stock Units.
(a)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(b)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.
8.2   Restrictions.
(a)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)   Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
8.3   Restricted Period.   With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4   Delivery of Restricted Stock and Settlement of Restricted Stock Units.   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
8.5   Stock Restrictions.   Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9.   Performance Share Awards.   Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
9.1   Earning Performance Share Awards.   The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10.   Other Equity-Based Awards and Cash Awards.   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
11.   Securities Law Compliance.   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.   Use of Proceeds from Stock.   Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13.   Miscellaneous.
13.1   Acceleration of Exercisability and Vesting.   The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
13.2   Shareholder Rights.   Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.
13.3   No Employment or Other Service Rights.   Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.4   Transfer; Approved Leave of Absence.   For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.5   Withholding Obligations.   To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
13.6   Minimum Vesting.   No Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the Grant Date. Notwithstanding the foregoing, the Committee may grant up to a maximum of five percent (5%) of the Total Share Reserve (subject to adjustment under Section 14), without regard for any limitations or other requirements for exercise or vesting as set forth in this Section 13.6, and the minimum vesting requirement does not apply to (A) any Substitute Awards, (B) shares of Common Stock delivered in lieu of fully vested Cash Awards, (C) Awards to Directors that vest proportionally over the service period for which a Director is elected or appointed to the Board, and (D) the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.
14.   Adjustments Upon Changes in Stock.   In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, and the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
15.   Effect of Change in Control.
15.1   Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:
(a)   In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 18-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.
(b)   With respect to Performance Share Awards and Cash Awards, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason, in either case, within 18 months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service.
To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
15.2   In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.   Amendment of the Plan and Awards.
16.1   Amendment of Plan.   The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
16.2   Shareholder Approval.   The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
16.3   Contemplated Amendments.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4   No Impairment of Rights.   Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
16.5   Amendment of Awards.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
17.   General Provisions.
17.1   Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2   Clawback.   Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3   Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4   Unfunded Plan.   The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.5   Recapitalizations.   Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.6   Delivery.   Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.7   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.8   Other Provisions.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
17.9   Section 409A.   The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.10   Disqualifying Dispositions.   Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.11   Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.12   Beneficiary Designation.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.13   Expenses.   The costs of administering the Plan shall be paid by the Company.
17.14   Severability.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
17.15   Plan Headings.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.16   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
18.   Effective Date of Plan.   The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
19.   Termination or Suspension of the Plan.   The Plan shall terminate automatically on the tenth anniversary of the date the Plan is approved by the shareholders of the Company. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
20.   Choice of Law.   The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
As adopted by the Board of Directors of Servotronics, Inc. on April 22, 2022.
As approved by the shareholders of Servotronics, Inc. on [DATE].

PRELIMINARY COPY — SUBJECT TO COMPLETION SERVOTRONICS, INC. 2022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD [ ] 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints William F. Farrell, Jr. and Lisa F. Bencel (together, the “Proxies”), and each of them acting individually or in the absence of others, with full power of substitution and re-substitution and all powers that the undersigned would possess if personally present, as proxies to vote all of the shares of common stock of Servotronics, Inc. (the “Company”) that the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders (including any adjournments, postponements, or continuations thereof, the “Annual Meeting”) of the Company to be held virtually on [ ], 2022, at [ ]:00 [a/p].m., Eastern Time. By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Annual Meeting. THIS BLUE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE AS TO ANY ITEM, THIS PROXY WILL BE VOTED "FOR ALL" OF THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4 AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR CONTINUATION THEREOF. IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR BLUE PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE 5TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR BLUE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 B L U E P R O X Y Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/SVT

1. Election of six directors to serve until the 2023 Annual Meeting of Shareholders of the Company and until such directors’ successors shall have been elected and qualified. Nominees: 01. Edward C. Cosgrove 04. Karen L. Howard Christopher M. Marks Evan H. Wax 02. William F. Farrell, Jr. 03. Lucion P. Gygax 05. 06. INSTRUCTIONS: To withhold from an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the individual nominee(s) on the line below: __________________________________________________________________________ 2. Advisory approve of the compensation of our Named Executive Offcers for 2021; 3. Approval of the Servotronics, Inc. 2022 Equity Incentive Plan ; We will also transact any other business that may properly come before the meeting, and any adjournment postponement, or continuation of the meeting. Please mark vote as indicated in this example X Date (Signature) (Signature if held jointly) When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in full partnership name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE 5 TO VOTE BY MAIL, PLEASE DETACH HERE, MARK, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED5 TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE ( : Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/SVT. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. Call ★ ★ Toll Free ★ ★ (866) 894-0530 There is NO CHARGE to you for this call CONTROL NUMBER for Telephone/Internet Proxy Authorization Internet and Telephone voting is available through 11:59 P.M. Eastern Daylight Time on [ ], 2022. FOR AGAINST ABSTAIN FOR ALL WITHHOLD ALL FOR ALL EXCEPT THIS BLUE PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees listed in Proposal 1 and “FOR” Proposals 2, 3 and 4. FOR AGAINST ABSTAIN 4. Ratification of the appointment of Freed Maxick CPAs, P.C. FOR AGAINST ABSTAIN as the Company’s independent registered public accounting firm for the 2022 fiscal year